UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2026

PERIMETER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41027	33-2098357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 North Tryon Street, Suite 2025
Charlotte, North Carolina 28202
(Address of principal executive offices, including zip code)
(314) 396-7343
Registrant's telephone number, including area code
Perimeter Solutions, Inc.
8000 Maryland Avenue, Suite 350
Clayton, Missouri 63105
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On November 5, 2026, Perimeter Group Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1.
The information furnished under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 4, 2026, the Company changed its name to “Perimeter Group Inc.” The name change was made pursuant to Section 253 of the Delaware General Corporation Law by merging a wholly-owned subsidiary of the Company with and into the Company (the “Merger”). The Company is the surviving corporation and, in connection with the Merger, Article I of the Company’s Certificate of Incorporation was amended to change the Company’s corporate name to “Perimeter Group Inc.” pursuant to a Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware on November 2, 2026. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1. In addition, the Company’s bylaws were amended and restated to reflect the name change, effective as of November 4, 2026 (the “Amended and Restated Bylaws”). A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

In accordance with Section 253 of the DGCL, approval of the Company’s stockholders for the Merger was not required, and the name change did not affect the rights of the Company’s stockholders. The CUSIP number for the Company’s common stock remains unchanged, and the Company’s common stock will continue to trade under the ticker symbol “PRM” on the New York Stock Exchange.

Other than the name change, there were no changes to the Company’s Certificate of Incorporation or bylaws.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are being furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Ownership and Merger, effective November 4, 2026.
3.2	Amended and Restated Bylaws of Perimeter Group Inc.
99.1	Press release issued by Perimeter Group Inc. on November 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perimeter Group Inc.

Date: November 5, 2026	By:	/s/ Kyle Sable
Kyle Sable
Chief Financial Officer